Exhibit 99.1

LivePerson Appoints Three New Independent Directors

NEW YORK – December 27, 2022 - LivePerson, Inc. (NASDAQ: LPSN) (“LivePerson” or the “Company”), a global leader in conversational AI, today announced that Vanessa Pegueros, Bruce Hansen and Yael Zheng have been appointed as independent members of the Company’s Board of Directors (“Board”), pursuant to the previously announced agreement with Starboard Value (“Starboard”).

“LivePerson is proud to be a trusted provider of industry-leading customer engagement solutions and AI innovation to many of the world’s largest consumer brands,” said Rob LoCascio, Founder, Chairman and CEO of LivePerson. “Vanessa, Bruce and Yael bring a wealth of expertise across data analytics, AI and cloud software at scale that will complement the depth of skills and experience represented on our board as we continue to execute on our goals for profitable growth and continued leadership in consumer engagement and Conversational AI. We look forward to welcoming Vanessa, Bruce and Yael and benefiting from their perspectives on our Board.”

“We are excited to welcome Vanessa, Bruce and Yael to the LivePerson Board,” said Jill Layfield, Lead Independent Director of LivePerson. “These appointments build on LivePerson’s ongoing process to identify new independent directors with complementary skills, and further our commitment to expanding expertise and perspectives in our boardroom. We look forward to benefiting from their insights as LivePerson continues to focus on delivering industry-leading solutions, profitable growth and enhanced value for shareholders. On behalf of the Board, I would also like to thank our Nominating and Governance Committee Chair, Bill Wesemann, for his commitment to a purposeful board refreshment process to add diverse and high impact skill sets, expertise and perspectives to our board.”

“We are pleased to have finalized the board appointments as contemplated in our previously announced agreement with LivePerson,” said Peter Feld, Managing Member of Starboard. “We are confident that the fresh perspectives and expertise provided by Vanessa, Bruce and Yael will enable them to contribute as the Company continues to execute on its plans for the delivery of profitable growth and enhanced value creation.”

With these appointments, LivePerson’s Board will comprise nine directors, eight of whom will be independent and nearly half of whom have joined the Board in the past two years. These appointments were unanimously approved by the LivePerson Board.

About Vanessa Pegueros

Vanessa Pegueros brings over three decades of experience and leadership in software, technology and cybersecurity to LivePerson. Most recently, she served as the Chief Trust & Security Officer of Onelogin, Inc., the identity platform for secure, scalable and smart experiences that connect people to technology. Prior to that, Pegueros served as Vice President and Chief Information Security Officer of DocuSign, Inc., the world’s leading way to electronically sign and manage contracts. Pegueros also previously served as Senior Vice President of Information Security at U.S. Bancorp; Chief Information Security Officer at Expedia Group, Inc.; and First Vice President, Security Assessment Services at Washington Mutual, Inc. Currently, Pegueros serves on the board of Prisidio Inc., a cloud-based secure digital vault, and as a member of the Audit Committee of Boeing Employee Credit Union. Previously, Pegueros served on the board of Carbon Black, Inc., an endpoint security company, which was acquired by VMware, Inc. in October 2019. Pegueros holds an M.B.A. and Public Management Certificate from Stanford Graduate School of Business, a M.S. in Telecommunications from the University of Colorado at Boulder, and a B.S. in Mechanical Engineering from the University of California at Berkeley. She is Directorship Certified through the NACD as well as a certified Qualified Technology Expert through the Digital Directors Network. She also holds GSEC, CRISC, CISM, and CISSP security certifications as well as the Certified Information Privacy Professional Europe (CIPP/E) privacy certification.

About Bruce Hansen

Bruce Hansen brings three decades of experience building companies across the burgeoning big data, AI/analytics, and fintech industries to LivePerson. He previously co-founded and served as Chairman and CEO of ID Analytics (now part of LexisNexis Risk Solutions), a leader in consumer risk management software solutions from 2002 to 2012. Prior to ID Analytics, Hansen was President at HNC Software Inc., a global AI software provider in financial services, wireless, and healthcare, which was acquired by FICO in 2002. Earlier in his career, he held executive roles at Center for Adaptive Systems Applications (CASA) Inc., CitiGroup, ADP, and JPMorgan Chase. Currently, Hansen serves as board chair at Verisk Analytics, Inc., which offers leading data analytics technology, and board chair at Mitek Systems, Inc., a provider of identity verification solutions. Previously, Hansen served on the boards of RevSpring, Inc., a private company providing consumer communications, billing, and payments solutions, GDS Link, a private provider of customer-centric risk management and process automation solutions, Performant Financial Corp, a healthcare payment integrity company, and Zyme, a leading channel data management cloud platform that is now part of E2Open. Hansen holds an M.B.A. in finance from The University of Chicago’s Booth School of Business and an A.B. in economics from Harvard University.

About Yael Zheng

Yael Zheng brings over two decades of experience and leadership in B2B software, marketing and customer engagement to LivePerson. Most recently, Zheng served as Chief Marketing Officer of Bill Holdings, Inc., a provider of cloud-based software that automates back-office financial operations for small and midsize businesses. Before that, she served as Chief Marketing Officer at Tintri, Inc., a virtualization focused storage company. Zheng also previously served, on a consulting basis, as Head of Marketing of Medallia, Inc., a company offering SaaS customer experience and enterprise feedback management software. Prior to that, as part of the executive team at VMware, Inc, a software company providing cloud computing infrastructure and services, Zheng served as Vice President of Corporate and Worldwide Marketing, and Vice President of Global Support Services. Zheng currently serves on the boards of MeridianLink, Inc., a provider of cloud-based products and services that enable financial institutions to streamline digital lending for consumers and businesses; BillTrust, Inc., a provider of cloud-based B2B accounts receivable automation products and services; and Splashtop, Inc., a remote access and remote support software company. Previously, Zheng served on the boards of Poly Inc., a global communications technology company until its acquisition by HP, Inc in August, 2022; and Stella Connect Inc., a customer feedback software company, which was acquired by Medallia in September 2020. She holds a NACD Directorship Certification from the National Association of Corporate Directors. Zheng holds an M.B.A. from the Haas School of Business at the University of California, Berkeley and a B.S. in Materials Science and Engineering from the Massachusetts Institute of Technology.

About LivePerson, Inc.

LivePerson (NASDAQ: LPSN) is a global leader in customer engagement solutions. We create AI-powered digital experiences that feel Curiously Human. Our customers — including leading brands like HSBC, Virgin Media, and GM Financial — have conversations with millions of consumers as personally as they would with one. Our Conversational Cloud platform powers nearly a billion conversational interactions every month, providing a uniquely rich data set to build connections that reduce costs, increase revenue, and are anything but artificial. Fast Company named us the #1 Most Innovative AI Company in the world. To talk with us or our Conversational AI, please visit liveperson.com.

Forward Looking Statements

Statements in this press release regarding LivePerson that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is routine for our internal projections and expectations to change as the quarter and year progress, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations may change. Although these expectations may change, we are under no obligation to inform you if they do. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include without limitation, our ability to execute on and deliver our current plans and goals, and the other factors described in the Risk Factors section of the Company’s most recently filed Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 28, 2022, as amended by the Form 10-K/A filed on May 2, 2022, and as from time to time updated in LivePerson’s Quarterly Reports on Form 10-Q. The list of Risk Factors is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements.

Media Contact:

Mike Tague

pr@liveperson.com

3